*CERTAIN INFORMATION IDENTIFIED WITH A MARK

OF [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD

BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

To:	Fifth Third Bancorp 38 Fountain Square Plaza Cincinnati, Ohio 45263

From:	JPMorgan Chase Bank, National Association London Branch 25 Bank Street Canary Wharf London E14 5JP England

Subject:	Supplemental Confirmation—Accelerated Stock Buyback Tranche 3

Date:	April 25, 2019

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between JPMorgan and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of March 11, 2019 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	April 25, 2019

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	April 26, 2019

Scheduled Termination Date:	June 27, 2019

First Acceleration Date:	[**]*

Prepayment Amount:	USD 100,000,000

Prepayment Date:	April 29, 2019

Initial Shares:

3,007,785; provided  that if, in connection with the Transaction, JPMorgan is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that JPMorgan is able to so borrow or otherwise acquire, and JPMorgan shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

JPMorgan Chase Bank, N.A. at its London Branch is a bank authorised and subject to supervision and regulation by the Office of the Comptroller of the Currency, and is also supervised and regulated with respect to certain matters by the Board of Governors of the Federal Reserve System, each in the jurisdiction of the United States of

America. Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct

Authority and limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority are available from us on request. (Firm Reference Number:

124491).

Initial Share Delivery Date:		April 29, 2019

Ordinary Dividend Amount:		[**]*

Scheduled Ex-Dividend Dates:		June 27, 2019

Termination Price:		[**]*

Additional Relevant Days:		The five (5) Exchange Business Days immediately following the Calculation Period.

Reserved Shares:		95,763,310

Calculation Dates:
1.	April 29, 2019	2.	May 1, 2019	3.	May 3, 2019
4.	May 7, 2019	5.	May 9, 2019	6.	May 13, 2019
7.	May 15, 2019	8.	May 17, 2019	9.	May 20, 2019
10.	May 21, 2019	11.	May 22, 2019	12.	May 23, 2019
13.	May 24, 2019	14.	May 28, 2019	15.	May 29, 2019
16.	May 30, 2019	17.	May 31, 2019	18.	June 3, 2019
19.	June 4, 2019	20.	June 5, 2019	21.	June 6, 2019
22.	June 7, 2019	23.	June 10, 2019	24.	June 11, 2019
25.	June 12, 2019	26.	June 13, 2019	27.	June 14, 2019
28.	June 17, 2019	29.	June 18, 2019	30.	June 19, 2019
31.	June 20, 2019	32.	June 21, 2019	33.	June 24, 2019
34.	June 25, 2019	35.	June 26, 2019	36.	June 27, 2019
Following the First Acceleration Date, each Exchange Business Day thereafter shall be a Calculation Date.

3. Counterparty represents and warrants to JPMorgan that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[Remainder of Page Intentionally Blank]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Supplemental Confirmation and returning it to us.

Very truly yours,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ JAMES B. LEE II
Authorized Signatory
Name: James B. Lee II

Accepted and confirmed

as of the Trade Date:

FIFTH THIRD BANCORP

By: /s/ TAYFUN TUZUN
Authorized Signatory
Name: Tayfun Tuzun

JPMorgan Chase Bank, N.A. at its London Branch is a bank authorised and subject to supervision and regulation by the Office of the Comptroller of the Currency, and is also supervised and regulated with respect to certain matters by the Board of Governors of the Federal Reserve System, each in the jurisdiction of the United States of

America. Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct

Authority and limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority are available from us on request. (Firm Reference Number:

124491).

*CERTAIN INFORMATION IDENTIFIED WITH A MARK

OF [**] HAS BEEN EXCLUDED FROM THIS EXHIBIT

BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD

BE COMPETITIVELY  HARMFUL IF PUBLICLY DISCLOSED

To:	Fifth Third Bancorp 38 Fountain Square Plaza Cincinnati, Ohio 45263

From:	JPMorgan Chase Bank, National Association London Branch 25 Bank Street Canary Wharf London E14 5JP England

Subject:	Supplemental Confirmation—Accelerated Stock Buyback Tranche 4

Date:	April 25, 2019

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between JPMorgan Chase Bank, National Association, London Branch (“JPMorgan”) and Fifth Third Bancorp (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below. This Supplemental Confirmation is a binding contract between JPMorgan and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1. This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of March 11, 2019 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time. All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2. The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	April 25, 2019

Forward Price Adjustment Amount:	[**]*

Calculation Period Start Date:	April 26, 2019

Scheduled Termination Date:	June 27, 2019

First Acceleration Date:	[**]*

Prepayment Amount:	USD 100,000,000

Prepayment Date:	April 29, 2019

Initial Shares:

3,007,785; provided  that if, in connection with the Transaction, JPMorgan is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares delivered on the Initial Share Delivery Date shall be reduced to such number of Shares that JPMorgan is able to so borrow or otherwise acquire, and JPMorgan shall use reasonable good faith efforts to borrow or otherwise acquire a number of Shares equal to the shortfall in the Initial Share Delivery and to deliver such additional Shares as soon as reasonably practicable. The aggregate of all Shares delivered to Counterparty in respect of the Transaction pursuant to this paragraph shall be the “Initial Shares” for purposes of “Number of Shares to be Delivered” in the Master Confirmation.

JPMorgan Chase Bank, N.A. at its London Branch is a bank authorised and subject to supervision and regulation by the Office of the Comptroller of the Currency, and is also supervised and regulated with respect to certain matters by the Board of Governors of the Federal Reserve System, each in the jurisdiction of the United States of

America. Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct

Authority and limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority are available from us on request. (Firm Reference Number:

124491).

Initial Share Delivery Date:		April 29, 2019

Ordinary Dividend Amount:		[**]*

Scheduled Ex-Dividend Dates:		June 27, 2019

Termination Price:		[**]*

Additional Relevant Days:		The five (5) Exchange Business Days immediately following the Calculation Period.

Reserved Shares:		95,763,310

Calculation Dates:
1.	April 26, 2019	2.	April 30, 2019	3.	May 2, 2019
4.	May 6, 2019	5.	May 8, 2019	6.	May 10, 2019
7.	May 14, 2019	8.	May 16, 2019	9.	May 17, 2019
10.	May 20, 2019	11.	May 21, 2019	12.	May 22, 2019
13.	May 23, 2019	14.	May 24, 2019	15.	May 28, 2019
16.	May 29, 2019	17.	May 30, 2019	18.	May 31, 2019
19.	June 3, 2019	20.	June 4, 2019	21.	June 5, 2019
22.	June 6, 2019	23.	June 7, 2019	24.	June 10, 2019
25.	June 11, 2019	26.	June 12, 2019	27.	June 13, 2019
28.	June 14, 2019	29.	June 17, 2019	30.	June 18, 2019
31.	June 19, 2019	32.	June 20, 2019	33.	June 21, 2019
34.	June 24, 2019	35.	June 25, 2019	36.	June 26, 2019
37.	June 27, 2019
Following the First Acceleration Date, each Exchange Business Day thereafter shall be a Calculation Date.

3. Counterparty represents and warrants to JPMorgan that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during either (i) the four full calendar weeks immediately preceding the Trade Date or (ii) during the calendar week in which the Trade Date occurs.

4. This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

[Remainder of Page Intentionally Blank]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Supplemental Confirmation and returning it to us.

Very truly yours,

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By: /s/ JAMES B. LEE II
Authorized Signatory
Name: James B. Lee II

Accepted and confirmed

as of the Trade Date:

FIFTH THIRD BANCORP

By: /s/ TAYFUN TUZUN
Authorized Signatory
Name: Tayfun Tuzun

JPMorgan Chase Bank, N.A. at its London Branch is a bank authorised and subject to supervision and regulation by the Office of the Comptroller of the Currency, and is also supervised and regulated with respect to certain matters by the Board of Governors of the Federal Reserve System, each in the jurisdiction of the United States of

America. Authorised by the Prudential Regulation Authority. Subject to regulation by the Financial Conduct

Authority and limited regulation by the Prudential Regulation Authority. Details about the extent of our regulation by the Prudential Regulation Authority are available from us on request. (Firm Reference Number:

124491).